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                                                                  Exhibit (e)(7)

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AMERICAN GENERAL                                                                                             NAME AND ADDRESS CHANGE
Life Companies

AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL)
  [ ] Fixed Life Service Center - P. O. Box 4373, Houston, TX 77210-4373 . Fax: 713-831-3028
  [ ] Variable Life Service Center - P. O. Box 4880, Houston, TX 77210-4880 . Fax: 713-620-6653
                                                                                                                     PLEASE PRINT OR
SUBSIDIARIES OF AMERICAN INTERNATIONAL GROUP, INC.                                                              TYPE ALL INFORMATION
                                                                                                                  EXCEPT SIGNATURES.
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1. CONTRACT            Complete all contract information in this section. You may use this form for multiple contracts that have the
   IDENTIFICATION      same contract owner and require the same signatures.

                       CONTRACT No.: _______________________________________________________________________________________________

                       OWNER: ____________________________________________________________ SSN/TIN OR EIN:__________________________

                       ADDRESS: __________________________________________________________ PHONE No.:_______________________________

                                __________________________________________________________

                       EMAIL ADDRESS (optional): ___________________________________________________________________________________

                       INSURED/ANNUITANT (IF OTHER THAN OWNER): ____________________________________________________________________

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2. [ ] NAME CHANGE     Check the box of the person whose name is to be changed. Check the reason for the name change.
                       [ ] Insured/Annuitant      [ ] Owner         Reason:     [ ] Marriage       [ ] Divorce
                       [ ] Payor                  [ ] Beneficiary               [ ] Correction     [ ] Other (ATTACH CERTIFIED COPY)
                       FROM: (First, Middle, Last)                          TO: (First, Middle, Last)

                        ______________________________________      ________________________________________________________________
                        NOTE: THIS FORM CAN NOT BE USED TO CHANGE THE OWNERSHIP OR BENEFICIARY DESIGNATIONS.

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3. [ ] ADDRESS          Check the box of the person whose address is to be changed. Indicate the new address.
   CHANGE               [ ] Insured/Annuitant          [ ] Owner         [ ] Payor       [ ] Assignee       [ ] Beneficiary

                        NAME: (First, Middle, Last) ________________________________________________________________________________

                        ADDRESS: (Number and Street) _______________________________________________________________________________

                        CITY _____________________________________________ STATE ___________________ ZIP CODE ____________ + _______

                        PHONE NO.: _________________________________________________________________________________________________
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4. SIGN HERE FOR        This request must be dated and all required signatures must be written in ink, using full legal names by the
   ABOVE REQUEST        person  or persons who have rights of ownership under the terms of the contract. For CORPORATE OWNED contracts, the signature of one officer followed by the officer's title is required. The request must be submitted on corporate letterhead or paper with the corporate seal that has been signed by that officer. For contracts owned by a PARTNERSHIP, the full name of the partnership should be written followed by the signatures of all partner(s), other than the Insured. For contracts owned by or assigned to a TRUSTEE, current Trustee(s) signatures are required as instructed by the trust agreement. Validation of Trustee(s)
                        signatures may be required.
                        UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                        1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND
                        2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE
                           NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACK-UP WITHHOLDING AS A
                           RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR
                           (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
                        3. I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
                        YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                        BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST OR DIVIDENDS ON YOUR TAX RETURN.
                        THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                        CERTIFICATION REQUIRED TOAVOID BACKUP WITHHOLDING.

                        ____________________________________________________________________________________________________________
                                  Signature of Owner                          Title                                     Date

                        ____________________________________________________________________________________________________________
                             Signature of Co-Owner, Assignee, Witness         Title                                     Date

                                              RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.

                                                                                                                    AGLC0222 Rev0113
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